J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Sustainable Municipal Income ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated January 16, 2024

to the current Summary Prospectus and Prospectus, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Michelle Hallam	2024	Managing Director
Rachel Betton	2023	Managing Director
Curtis White	2024	Executive Director
Kevin M. Ellis[1]	2023	Managing Director

1	Effective February 16, 2024, Mr. Ellis will no longer serve as a portfolio manager of the Fund.

In addition, the second paragraph of the section titled “The Funds’ Management and Administration — The Portfolio Managers” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Michelle Hallam, Rachel Betton, Curtis White and Kevin M. Ellis are the portfolio managers responsible for the day-to-day management of the Fund.

Ms. Hallam, Managing Director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) Group. Based in New York, Ms. Hallam is a senior portfolio manager for the Municipal Strategies Team and manages mutual funds and ETFs, as well as fixed income portfolios for institutional clients, insurance companies and private clients. In addition to her tax-exempt portfolio management responsibilities, Ms. Hallam is the taxable muni lead portfolio manager, where she and her team provide advisory and execution for GFICC broad market strategies as it relates to taxable munis. An employee since 1999, she previously worked as an analyst in the U.S. Institutional Fixed Income Group. She began her career as an analyst in the Internal Consulting Services program, where she worked on projects in Investment Management and Financial Risk Management. Ms. Hallam holds a B.S. in Economics from Cornell University and is a CFA charterholder.

Ms. Betton, Managing Director, is a member of the GFICC group. Based in New York, she is a senior portfolio manager for the for the Municipal Strategies Team. Prior to joining the firm in July 2023, Ms. Betton spent the last 10 years at PIMCO where she was a senior member of the municipal portfolio management team where she managed investment grade funds and ETFs as well as high yield, interval and state-specific strategies. Before that, she was an institutional municipal trader at Morgan Stanley where she focused on high yield. She has a B.A. in College of Social Studies from Wesleyan University.

Mr. White, Executive Director, is a member of the GFICC group. Based in New York, Mr. White is a portfolio manager for the Municipal Strategies Team and manages mutual funds and ETFs, as well as separately managed fixed income portfolios. An employee since 1997, Mr. White was previously a portfolio manager for the Global Liquidity team and managed various tax-exempt money market funds as well as individual account portfolios. Prior to this, Mr. White was a performance analyst. Before joining the firm, he worked for BISYS Fund Services as a mutual fund accountant and was a personal financial advisor for American Express Financial Advisors. Mr. White holds a B.S.B.A. in Finance/Business management from Slippery Rock University.

Mr. Ellis, Managing Director, is a member of the GFICC group. Based in New York, Mr. Ellis is a senior portfolio manager for the Municipal Strategies Team and manages mutual funds, ETFs, as well as fixed income portfolios for private clients. Before joining the firm in 2003, Mr. Ellis worked at Alliance Capital/Sanford Bernstein as a municipal bond trader. Mr. Ellis holds a B.S. in Business Administration from Boston University and is a CFA charterholder.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-MBETF-PM-124